SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : July 21, 2003


                              LAWSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                             0-10546                        36-2229304
(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    No.)

1666 East Touhy Avenue, Des Plaines, Illinois                         60018
(Address of principal executive offices)                            (Zip code)



(Registrant's telephone number, including area code)     (847) 827-9666


(Former name or former address, if changed since last report)     Not Applicable

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                              Lawson Products, Inc.
                           Current Report of Form 8-K


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1    Press release issued by Lawson Products, Inc. on July 21, 2003.

Item 9.  Regulation FD Disclosure (including Item 12 information).

         This Current Report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K, in accordance with interim procedures promulgated by the SEC in Release No. 34-47583. See Item 12 below.

Item 12.  Results of Operations and Financial Condition.

         On July 21, 2003, Lawson Products, Inc. issued a press release announcing its operating results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            LAWSON PRODUCTS, INC.


                                            /s/ Joseph L. Pawlick
                                            ------------------------------------
                                            Joseph L. Pawlick
Date: July 21, 2003                         Senior Vice President, Accounting
                                            (principal accounting officer)

EXHIBIT INDEX

NUMBER          DESCRIPTION
------          -----------
 99.1           Press release issued by Lawson Products, Inc.  on July 21, 2003.